UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March  16, 2009

First Midwest Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-10967	36-3161078
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Pierce Place, Suite 1500, Itasca, Illinois	60143
(Address of principal executive offices)	(Zip Code)

(630) 875-7450

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FIRST MIDWEST BANCORP, INC.

FORM 8-K

March 16, 2009

Item 7.01 Regulation FD Disclosure.

First Midwest Bancorp, Inc. (the "Company"), the holding company of First Midwest Bank ("First Midwest" or the "Bank"), today announced that the Company's Board of Directors has declared a quarterly common stock dividend of $0.01 per share, payable April 14, 2009 to shareholders of record on March 27, 2009. The Company's press release for this announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Financial Statements and Exhibits.

The following Exhibit is furnished as part of this Current Report on Form 8-K.

99.1	Press Release of the Company dated March 16, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Midwest Bancorp, Inc.
(Registrant)

Date: March 16, 2009	/s/ CYNTHIA A. LANCE
By: Cynthia A. Lance
Executive Vice President and Corporate Secretary